UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2009

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2009, Scott Kulicke informed the Board of Directors of Kulicke and Soffa Industries, Inc. (the “Company”) that he plans to retire as Chairman of the Board and Chief Executive Officer of the Company effective June 30, 2011 (the “Retirement Date”).  The Company’s Board of Directors will promptly begin to identify possible successors to Mr. Kulicke, including internal and external candidates.

Also, on December 8, 2009, the Company granted Mr. Kulicke 187,833 performance share unit awards (“PSUs”) under the Kulicke and Soffa Industries, Inc. 2009 Equity Plan, as amended (the “2009 Plan”).

    The Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”) administers the 2009 Plan. The vesting of PSUs is generally tied to total shareholder return relative to the companies comprising the Philadelphia Semiconductor Index (the “Index”), measured over a three-year performance measurement period.  However, Mr. Kulicke’s performance measurement period will be from December 31, 2009 until his Retirement Date.  Mr. Kulicke’s PSUs will vest on his Retirement Date at between zero and 200% based on total shareholder return relative to the Index.  Mr. Kulicke may elect to sell shares or have the Company withhold shares to satisfy tax obligations upon vesting but is otherwise required to hold the shares for six months following his Retirement Date.  If Mr. Kulicke dies, becomes disabled, or is involuntarily terminated without cause (as defined in the 2009 Plan) before his Retirement Date, the PSUs will vest pro rata based on his length of employment during the performance period, to the extent the performance goals are met for the performance period.

The foregoing summary of the 2009 Plan is qualified in its entirety by reference to the actual terms of the 2009 Plan, included hereto as Exhibit 10.1 and the amendments to the 2009 Plan, included hereto as Exhibits 10.2 and 10.3, respectively.  For additional information regarding the 2009 Plan, refer to “Compensation of Executive Officers” in the Company’s 2009 Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on December 30, 2008, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 10, 2009).

10.2	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).

10.3	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 15, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 9, 2009

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ Michael J. Morris
Name:	Michael J. Morris
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders on February 10, 2009).

10.2	Amendment No. 1 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).
10.3	Amendment No. 2 to the Kulicke and Soffa Industries, Inc. 2009 Equity Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated September 15, 2009).